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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): June 20, 2001
                                                  -------------



                               Alloy Online, Inc.
                               ------------------

             (Exact name of registrant as specified in its charter)



Delaware                     0-26023                    04-3310676
---------                  -------------           -------------------
(State or other            (Commission               (IRS Employer
jurisdiction of            File Number)            Identification No.)
incorporation)


151 West 26th Street, 11th Floor, New York, New York               10001
----------------------------------------------------             --------
(Address of principal executive offices)                        (Zip Code)


         Registrant's telephone number, including area code: (212) 244-4307
                                                             --------------




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Item 5.  Other Events.
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           On June 20, 2001, the Registrant consummated the issuance and sale in a private placement to BayStar Capital, L.P., BayStar International, Ltd., Lambros, L.P., Crosslink Crossover Fund III, L.P., Offshore Crosslink Crossover Fund III Unit Trust, Bayview Partners, the Peter M. Graham Money Purchase Plan and Trust and Elyssa Kellerman of (i) 1,815 shares in the aggreate of the Registrant's newly created Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), at a purchase price of $10,000.00 per share, and (ii) warrants (the "Warrants") to purchase up to 502,492 shares in the aggregate of the Registrant's common stock, $.01 par value per share (the "Common Stock"). The Aggregate Purchase Price paid for the Series B Preferred Stock and Warrants was $18,150,000.00.

           The Series B Preferred Stock is convertible into Common Stock at an initial conversion price of $11.70 per share (subject to appropriate adjustments for stock splits and other combinations and upon certain deemed dilutive issuances of Common Stock) without payment of any additional consideration. This conversion price is equal to 108% of the average closing bid price for Registrant's Common Stock for the 20 trading days ending June 14, 2001. Thus, 1,815 shares of Series B Preferred Stock initially will be convertible into 1,551,282 shares of Common Stock, or approximately 6.7% of the 23,023,384 shares of Common Stock outstanding prior to consummation of the sale of the Series B Preferred Stock and Warrants. The Series B Preferred Stock accrues dividends in the amount of 5.5% per annum, payable either in cash or in the form of additional shares of Series B Preferred Stock, at the Registrant's option. The Series B Preferred Stock is subject to mandatory conversion or redemption (at the Registrant's option) by the Registrant at any time after June 19, 2005, and may be earlier converted in whole or in part at the option of the Registrant in certain circumstances.

           The Warrants are exercisable in whole or in part at any time on or prior to June 19, 2005 for an exercise price of $12.46 per share (subject to appropriate adjustments for stock splits and other combinations and upon certain deemed dilutive issuances of Common Stock). This exercise price is equal to 115% of the average closing bid price for Registrant's Common Stock for the 20 trading days ending June 14, 2001. The 502,492 shares of Common Stock into which the Warrants are exercisable represent approximately 2.2% of the 23,023,384 shares of Common Stock outstanding prior to consummation of the sale of the Series B Preferred Stock and Warrants.

           The Registrant is required to file a registration statement registering for resale the shares of Common Stock issuable upon conversion of the Series B Preferred Stock and exercise of the Warrants promptly after the closing, to cause it to become effective within 90 days after the closing date and to maintain its effectiveness until all of the securities covered thereby have been sold. The Registrant is subject to monetary and other penalties if such registration statement does not become effective timely or if such effectiveness is not so maintained.

           Peter M. Graham, a member of Registrant's Board of Directors, participated in the sale described herein through the Peter M. Graham Money Purchase Plan and Trust, an investment vehicle of which Mr. Graham is beneficiary. Mr. Graham's total investment in the private placement amounts to approximately 2% of the total amount of the Series B Preferred Stock and Warrants sold in the transaction.

           Proceeds raised from the sale of the Series B Preferred Stock and Warrants are to be used for acquisitions and general corporate purposes.

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Item 7.  Financial Statements and Exhibits.
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(c)     Exhibits.

3.1 Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock of Alloy Online, Inc.

99.1 Securities Purchase Agreement by and among Alloy Online, Inc, BayStar Capital, L.P., BayStar International, Ltd., Lambros, L.P., Crosslink Crossover Fund III, L.P., Offshore Crosslink Crossover Fund III Unit Trust, Bayview Partners, the Peter M. Graham Money Purchase Plan and Trust and Elyssa Kellerman, dated as of June 19, 2001.

99.2 Form of Alloy Online, Inc. Warrant to Purchase Common Stock, dated as of June 19, 2001, issued to each of the Purchasers.

99.3 Registration Rights Agreement, dated as of June 19, 2001, by and among Alloy Online, Inc, BayStar Capital, L.P., BayStar International, Ltd., Lambros, L.P., Crosslink Crossover Fund III, L.P., Offshore Crosslink Crossover Fund III Unit Trust, Bayview Partners, the Peter M. Graham Money Purchase Plan and Trust and Elyssa Kellerman.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLOY ONLINE, INC.
                                    ------------------
                                    (Registrant)



Date: June 20, 2001                  /s/ Samuel A. Gradess
                                     ----------------------------------------
                                     Samuel A. Gradess, Chief Financial Officer





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                                 EXHIBIT INDEX


Exhibit                                                             Sequential
Number    Description                                              Page Number
------    --------------                                          -------------
3.1       Certificate of Designations, Preferences and Rights            7
          of Series B Convertible Preferred Stock of
          Alloy Online, Inc.

99.1      Securities Purchase Agreement by and among                    44
          Alloy Online, Inc, BayStar Capital, L.P.,
          BayStar International, Ltd., Lambros, L.P.,
          Crosslink Crossover Fund III, L.P., Offshore
          Crosslink Crossover Fund III Unit Trust, Bayview
          Partners, the Peter M. Graham Money Purchase Plan and Trust and Elyssa Kellerman, dated as of June 19, 2001.

99.2      Form of Alloy Online, Inc. Warrant to Purchase                80
          Common Stock, dated as of June 19, 2001, issued to each of the Purchasers.

99.3      Registration Rights Agreement, dated as of June              104
          19, 2001, by and among Alloy Online, Inc, BayStar
          Capital, L.P., BayStar International, Ltd.,
          Lambros, L.P., Crosslink Crossover Fund III, L.P.,
          Offshore Crosslink Crossover Fund III Unit Trust,
          Bayview Partners, the Peter M. Graham Money
          Purchase Plan and Trust and Elyssa Kellerman.